SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
THE GOODYEAR TIRE & RUBBER COMPANY
(The Goodyear Dunlop Tires North America, Ltd. Employee
Savings Plan for Salaried Employees)
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-1927 (Commission File Number)	34-0253240 (I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio (Address of principal executive offices)		44316-0001 (Zip Code)
Registrant’s telephone number, including area code: (330) 796-2121
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
          On March 31, 2006, Bober, Markey, Fedorovich & Company (“Bober”) was appointed as the independent accountant for the Goodyear Dunlop Tires North America, Ltd. Employee Savings Plan for Salaried Employees (the “Plan”) for the year ended December 31, 2005, and on March 31, 2006 PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent accountant for the Plan.
          The decision to change independent accountants was approved by the Board of Directors of Goodyear Dunlop Tires North America, Ltd. (the “Company”) on March 31, 2006.
          The reports of PwC on the financial statements of the Plan for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
          During the fiscal years ended December 31, 2004 and 2003 and through March 31, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the Plan’s financial statements for such years.
          During the fiscal years ended December 31, 2004 and 2003 and through March 31, 2006, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
          During the fiscal years ended December 31, 2004 and 2003 and through March 31, 2006, the Company did not consult with Bober with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
          The Plan provided a copy of the foregoing disclosures to PwC prior to the date of the filing of this report and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP, dated March 31, 2006, regarding change in certifying accountant of Goodyear Dunlop Tires North America, Ltd. Employee Savings Plan for Salaried Employees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goodyear Dunlop Tires North America, Ltd.

Plan Administrator of The Goodyear Dunlop Tires North America, Ltd. Employee Savings Plan For Salaried Employees

April 4, 2006	By:	/s/ James Galoppo

Name: James Galoppo Title: Vice Chairman and President